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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  September 1, 2005


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)




           Delaware                      333-36804             56-2156823
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(State or Other Jurisdiction of   Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
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          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  Other Events

    On September 1, 2005, Madison River Capital, LLC issued a press release announcing its preliminary assessments of the impact of Hurricane Katrina on its operations in the Gulf Coast region. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.


ITEM 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

          99.1 - Press release dated September 1, 2005 of Madison River Capital, LLC, announcing its preliminary assessment of the impact of Hurricane Katrina on its operations in the Gulf Coast region.



                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MADISON RIVER CAPITAL, LLC


Date:  September 1, 2005        /s/  J. STEPHEN VANDERWOUDE
                                ------------------------------------------

                                Name:   J. Stephen Vanderwoude
                                Title:  Chairman and Chief Executive Officer

                                EXHIBIT INDEX

  Exhibit
  Number                         Description
  -------     ---------------------------------------------------------------

    99.1 Press release dated September 1, 2005 of Madison River Capital, LLC, announcing its preliminary assessment of the impact of Hurricane Katrina on its operations in the Gulf Coast region.